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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                -----------------

                                     FORM 8K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 14, 2000
                                                  ------------------------------


                                ASHFORD.COM, INC.
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                           0-27357              76-0617905
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(State or other jurisdiction            (Commission          (IRS Employer
   of incorporation)                    File Number)         Identification No.)


3800 Buffalo Speedway, Suite 400, Houston, Texas                          77098
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (713) 369-1300
                                                   -----------------------------



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         (Former name or Former Address, if Changed Since Last Report.)


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On January 14, 2000, Ashford.com, Inc. (the "Company"), a Delaware corporation, Ashford-Jasmin Fragrance Corporation ("Ashford-Jasmin"), a Delaware corporation and wholly-owned subsidiary of Ashford.com, Inc., and Jasmin.com Corporation ("Jasmin.com"), a Delaware corporation and Internet fragrance retailer, executed an Agreement and Plan of Reorganization (the "Agreement") whereas Jasmin.com shall be merged with and into Ashford-Jasmin with Ashford-Jasmin continuing as the surviving corporation. Upon execution of the Agreement, the aggregate purchase price totaled $5 million, including $738,902 cash and 330,354 shares of the Company's common stock. The Agreement also provides for the issuance of additional shares of the Company's common stock to Jasmin.com, not to exceed 736,514 shares, upon the resolution of certain authorized dealer relationship contingencies as set forth in the Agreement. The cash component of the aggregate purchase price was funded from the Company's existing cash and cash equivalent balances. The acquisition is being treated as a purchase for accounting purposes.

        The principal assets acquired include an Internet domain name and related trademarks, inventory and other tangible and intangible assets related to Internet retail operations.



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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a) -  Financial Statements of Business Acquired.

                      Financial Statements for Jasmin.com will be filed under an amendment to this report as soon as practicable but not later than sixty days after the filing of this report.


               (b) -  Pro Forma Financial Information.

                      Pro forma financial information relative to the acquisition will be filed under an amendment to this report as soon as practicable but not later than sixty days after the filing of this report.

               (c)    Exhibits:

                      Exhibit
                      Number        Description
                      ------        -----------
                      +*2.4         Agreement and Plan of Reorganization dated
                                    as of January 14, 2000 by and among the
                                    Company, Ashford-Jasmin Fragrance Company and Jasmin.com Corporation

                       99.1         Text of Press Release dated January 17, 2000








               * Confidential treatment requested as to certain portions of this exhibit. To be filed by amendment.

               + Pursuant to Item 601(b)(2) of Regulation SK, certain exhibits to this Agreement and Plan of Reorganization have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.


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                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ASHFORD.COM, INC.



Date:  January 28, 2000                 By: /s/ James Whitcomb
                                           -------------------------------------
                                            James Whitcomb
                                            President



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                                 EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

+* 2.4 Agreement and Plan of Reorganization dated as of January 14, 2000 by and among the Company, Ashford-Jasmin Fragrance Company and Jasmin.com Corporation

  99.1        Text of Press Release dated January 17, 2000












* Confidential treatment requested as to certain portions of this exhibit. To be filed by amendment.

+ Pursuant to Item 601(b)(2) of Regulation SK, certain exhibits to this Agreement and Plan of Reorganization have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.